UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 21, 2006
                                                 -------------------------------

        J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9
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                        (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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          (Exact name of the depositor as specified in its charter)

      JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc., IXIS Real
              Estate Capital Inc., Eurohypo AG, New York Branch,
        Nomura Credit & Capital, Inc. and PNC Bank, National Association
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             (Exact name of sponsors as specified in their charters)

     New York                    333-130786-06                    13-3789046
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 (State or other            (Commission File Number             (IRS Employer
jurisdiction of               of issuing entity)                Identification
incorporation of                                               No. of depositor)
    depositor)

                  270 Park Avenue
                  New York, New York                              10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code   (212) 834-9280
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On December 21, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc., Capmark Finance Inc., and Wachovia Bank, National Association, as master servicers,
LNR Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, N.A., as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP (the "Certificates"). The Class
A-1, Class A-2, Class A-3, Class A-1A, Class A-M, Class A-J, Class B, Class
C, Class D, Class X, Class A-1S, Class A-2S, Class A-2SFL, Class A-3SFL,
Class A-MS, Class A-JS, Class B-S, Class C-S and Class D-S Certificates, having an aggregate initial principal amount of $4,502,320,000, were sold to J.P. Morgan Securities Inc., UBS Securities LLC, Commerzbank Capital Markets
Corp., IXIS Securities North America Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of December 15, 2006, by and among the Company and the Underwriters. In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of December 21, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of December 21, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2006                   J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.

                                          By: /s/ Kunal K. Singh
                                             -----------------------------------
                                             Name: Kunal K. Singh
                                             Title: Vice President

                              INDEX TO EXHIBITS
                              -----------------

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------
5                       Legality Opinion of Cadwalader,             (E)
                        Wickersham & Taft LLP, dated as of
                        December 21, 2006.

8                       Tax Opinion of Cadwalader, Wickersham       (E)
                        & Taft LLP, dated as of December 21,
                        2006 (included as part of Exhibit 5).

23                      Consent of Cadwalader, Wickersham &         (E)
                        Taft LLP (included as part of Exhibit
                        5).